Exhibit 99.1

Intercontinental Exchange Reports Strong Second Quarter 2025

• Record 2Q25 net revenues of $2.5 billion, +10% y/y

Jeffrey C. Sprecher,

ICE Chair & Chief Executive Officer, said,

"We are pleased to report our second quarter results, which were highlighted by another quarter of record revenues and double-digit earnings per share growth. Amidst a backdrop of continued volatility and uncertainty, our strong second quarter performance reflects the 'all-weather' nature of our business model and the value of our markets, technology, and data services. As we look to the second half of the year and beyond, ICE's diverse platform is well positioned to continue to serve our customers, generate growth and create value for our stockholders."

• 2Q25 GAAP diluted earnings per share (EPS) of $1.48, +35% y/y

• 2Q25 adj. diluted EPS of $1.81, +19% y/y

• Record 2Q25 operating income of $1.3 billion, +22% y/y; record adj. operating income of $1.6 billion, +14% y/y

• 2Q25 operating margin of 51%; adj. operating margin of 61%

• Through June 30, 2025, returned over $1 billion to stockholders, including $496 million in share repurchases

ATLANTA & NEW YORK, July 31, 2025 - Intercontinental Exchange (NYSE: ICE), a leading global provider of technology and data, today reported financial results for the second quarter of 2025. For the quarter ended June 30, 2025, consolidated net income attributable to ICE was $851 million on $2.5 billion of consolidated revenues, less transaction-based expenses. Second quarter GAAP diluted EPS were $1.48. Adjusted net income attributable to ICE was $1.0 billion in the second quarter and adjusted diluted EPS were $1.81. Please refer to the reconciliation of non-GAAP financial measures included in this press release for more information on our adjusted operating expenses, adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted EPS and adjusted free cash flow.

Warren Gardiner, ICE Chief Financial Officer, added: "Through the first half of 2025, we have generated record revenues and record operating income, underscoring the strength and resiliency of our business model. Our strong and growing cash flows enabled us to reinvest in our business, return over $1 billion of capital to stockholders through the first half, as well as successfully achieve our leverage target related to our 2023 acquisition of Black Knight. As we turn to the second half, we remain focused on extending our track record of growth and creating value for our stockholders."

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Second Quarter 2025 Business Highlights

Second quarter consolidated net revenues were $2.5 billion including exchange net revenues of $1.4 billion, fixed income and data services revenues of $597 million and mortgage technology revenues of $531 million. Consolidated operating expenses were $1.2 billion for the second quarter of 2025. On an adjusted basis, consolidated operating expenses were $983 million. Consolidated operating income for the second quarter was $1.3 billion, and the operating margin was 51%. On an adjusted basis, consolidated operating income for the second quarter was $1.6 billion, and the adjusted operating margin was 61%.

$ (in millions)	Net Revenues	Op Margin	Adj Op Margin

	2Q25
Exchanges	$1,415	75%	76%
Fixed Income and Data Services	$597	37%	44%
Mortgage Technology	$531	2%	42%
Consolidated	$2,543	51%	61%

	2Q25	2Q24	% Chg
Recurring Revenues	$1,256	$1,206	4%
Transaction Revenues, net	$1,287	$1,111	16%

Exchanges Segment Results

Second quarter exchange net revenues were $1.4 billion. Exchange operating expenses were $353 million, and adjusted operating expenses were $337 million in the second quarter. Segment operating income for the second quarter was $1.1 billion, and the operating margin was 75%. On an adjusted basis, operating income was $1.1 billion, and the adjusted operating margin was 76%.

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$ (in millions)	2Q25	2Q24	% Chg	Const Curr(1)
Revenues, net:
Energy	$595	$469	27%	25%
Ags and Metals	65	71	(10)%	(10)%
Financials(2)	158	132	21%	15%
Cash Equities and Equity Options, net	123	111	10%	10%
OTC and Other(3)	96	101	(4)%	(5)%
Data and Connectivity Services	255	240	6%	6%
Listings	123	122	1%	1%
Segment Revenues	$1,415	$1,246	14%	12%

Recurring Revenues	$378	$362	5%	5%
Transaction Revenues, net	$1,037	$884	17%	15%

(1) Net revenues in constant currency are calculated holding both the pound sterling and euro at the average exchange rate from 2Q24, 1.2623 and 1.0766, respectively.

(2) Financials include interest rates and other financial futures and options.

(3) OTC & Other includes net interest income and fees on certain clearing margin deposits, regulatory penalties and fines, fees for use of our facilities, regulatory fees charged to member organizations of our U.S. securities exchanges, designated market maker service fees, exchange member fees, and agriculture grading and certification fees.

Fixed Income and Data Services Segment Results

Second quarter fixed income and data services revenues were $597 million. Fixed income and data services operating expenses were $373 million, and adjusted operating expenses were $336 million in the second quarter. Segment operating income for the second quarter was $224 million, and the operating margin was 37%. On an adjusted basis, operating income was $261 million, and the adjusted operating margin was 44%.

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$ (in millions)	2Q25	2Q24	% Chg	Const Curr(1)
Revenues:
Fixed Income Execution	$32	$30	8%	8%
CDS Clearing	82	78	5%	4%
Fixed Income Data and Analytics	306	293	4%	4%
Data and Network Technology	177	164	8%	7%
Segment Revenues	$597	$565	6%	5%

Recurring Revenues	$483	$457	6%	5%
Transaction Revenues	$114	$108	6%	5%

(1) Revenues in constant currency are calculated holding both the pound sterling and euro at the average exchange rate from 2Q24, 1.2623 and 1.0766, respectively.

Mortgage Technology Segment Results

Second quarter mortgage technology revenues were $531 million. Mortgage technology operating expenses were $520 million, and adjusted operating expenses were $310 million in the second quarter. Segment operating income for the second quarter was $11 million, and the operating margin was 2%. On an adjusted basis, operating income was $221 million, and the adjusted operating margin was 42%.

$ (in millions)	2Q25	2Q24	% Chg
Revenues:
Origination Technology	$187	$180	4%
Closing Solutions	58	52	10%
Servicing Software	220	212	4%
Data and Analytics	66	62	7%
Segment Revenues	$531	$506	5%

Recurring Revenues	$395	$387	2%
Transaction Revenues	$136	$119	15%

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Other Matters

•	Operating cash flow through the second quarter of 2025 was $2.5 billion and adjusted free cash flow was $2.0 billion.

•	Unrestricted cash was $1.0 billion and outstanding debt was $19.2 billion as of June 30, 2025.

•	Through the second quarter of 2025, ICE repurchased $496 million of its common stock and paid $555 million in dividends.

Updated Financial Guidance

•	ICE's full year 2025 Exchanges recurring revenue growth is now expected to be 4% to 5%.

•	ICE's third quarter 2025 GAAP operating expenses are expected to be in a range of $1.245 billion to $1.255 billion. Adjusted operating expenses(1) are expected to be in a range of $995 million to $1,005 million.

•	ICE's third quarter 2025 GAAP and adjusted non-operating expense(2) are both expected to be in the range of $170 million to $175 million.

•	ICE's diluted share count for the third quarter is expected to be in the range of 572 million to 578 million weighted average shares outstanding.

(1) 3Q 2025 non-GAAP operating expenses exclude amortization of acquisition-related intangibles and Black Knight integration expenses.

(2) Non-operating expense includes interest income, interest expense and net other income/expense. Non-GAAP non-operating expense excludes equity earnings/losses from unconsolidated investees.

5

Earnings Conference Call Information

ICE will hold a conference call today, July 31, 2025, at 8:30 a.m. ET to review its second quarter 2025 financial results. A live audio webcast of the earnings call will be available on the company's website at www.ice.com in the investor relations section. Participants may also listen via telephone by dialing 833-470-1428 from the United States or 404-975-4839 from outside of the United States. Telephone participants are required to provide the participant entry number 747311 and are recommended to call 10 minutes prior to the start of the call. The call will be archived on the company's website for replay.

The conference call for the third quarter 2025 earnings has been scheduled for October 30th, 2025 at 8:30 a.m. ET. Please refer to the Investor Relations website at www.ir.theice.com for additional information.

Historical futures, options and cash ADV, rate per contract, open interest data and CDS cleared information can be found at: https://ir.theice.com/investor-resources/supplemental-information/default.aspx

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Consolidated Statements of Income

(In millions, except per share amounts)

(Unaudited)

	Six Months Ended June 30,		Three Months Ended June 30,
	2025	2024	2025	2024
Revenues:
Exchanges	$4,257	$3,560	$2,134	$1,826
Fixed income and data services	1,193	1,133	597	565
Mortgage technology	1,041	1,005	531	506
Total revenues	6,491	5,698	3,262	2,897
Transaction-based expenses:
Section 31 fees	412	205	150	138
Cash liquidity payments, routing and clearing	1,063	886	569	442
Total revenues, less transaction-based expenses	5,016	4,607	2,543	2,317

Operating expenses:
Compensation and benefits	980	935	499	473
Professional services	81	74	41	38
Acquisition-related transaction and integration costs	42	51	10	15
Technology and communication	428	419	215	214
Rent and occupancy	41	59	20	30
Selling, general and administrative	142	178	66	100
Depreciation and amortization	784	762	395	381
Total operating expenses	2,498	2,478	1,246	1,251
Operating income	2,518	2,129	1,297	1,066
Other income/(expense):
Interest income	64	66	31	36
Interest expense	(407)	(474)	(201)	(233)
Other income/(expense), net	24	104	5	(8)
Total other income/(expense), net	(319)	(304)	(165)	(205)
Income before income tax expense	2,199	1,825	1,132	861
Income tax expense	522	403	267	222
Net income	$1,677	$1,422	$865	$639
Net income attributable to non-controlling interest	(29)	(23)	(14)	(7)
Net income attributable to Intercontinental Exchange, Inc.	$1,648	$1,399	$851	$632

Earnings per share attributable to Intercontinental Exchange, Inc. common stockholders:
Basic	$2.87	$2.44	$1.49	$1.10
Diluted	$2.86	$2.43	$1.48	$1.10
Weighted average common shares outstanding:
Basic	574	573	573	573
Diluted	576	575	575	575

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Consolidated Balance Sheets

(In millions)

	As of
	June 30, 2025	As of
	(Unaudited)	December 31, 2024
Assets:
Current assets:
Cash and cash equivalents	$1,003	$844
Short-term restricted cash and cash equivalents	1,252	1,142
Short-term restricted investments	124	594
Cash and cash equivalent margin deposits and guaranty funds	86,221	82,149
Invested deposits, delivery contracts receivable and unsettled variation margin	2,947	2,163
Customer accounts receivable, net	1,651	1,490
Prepaid expenses and other current assets	771	713
Total current assets	93,969	89,095
Property and equipment, net	2,368	2,153
Other non-current assets:
Goodwill	30,652	30,595
Other intangible assets, net	15,845	16,306
Long-term restricted cash and cash equivalents	304	368
Long-term restricted investments	66	—
Other non-current assets	971	911
Total other non-current assets	47,838	48,180
Total assets	$144,175	$139,428
Liabilities and Equity:
Current liabilities:
Accounts payable and accrued liabilities	$1,067	$1,051
Section 31 fees payable	409	316
Accrued salaries and benefits	267	438
Deferred revenue	509	236
Short-term debt	1,850	3,027
Margin deposits and guaranty funds	86,221	82,149
Invested deposits, delivery contracts payable and unsettled variation margin	2,947	2,163
Other current liabilities	173	173
Total current liabilities	93,443	89,553
Non-current liabilities:
Non-current deferred tax liability, net	3,805	3,904
Long-term debt	17,358	17,341
Accrued employee benefits	169	170
Non-current operating lease liability	458	335
Other non-current liabilities	415	405
Total non-current liabilities	22,205	22,155
Total liabilities	115,648	111,708
Commitments and contingencies
Redeemable non-controlling interest in consolidated subsidiaries	22	22
Equity:
Intercontinental Exchange, Inc. stockholders’ equity:
Common stock	7	7
Treasury stock, at cost	(6,981)	(6,385)
Additional paid-in capital	16,472	16,292
Retained earnings	19,164	18,071
Accumulated other comprehensive loss	(218)	(338)
Total Intercontinental Exchange, Inc. stockholders’ equity	28,444	27,647
Non-controlling interest in consolidated subsidiaries	61	51
Total equity	28,505	27,698
Total liabilities and equity	$144,175	$139,428

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Non-GAAP Financial Measures and Reconciliation

We use non-GAAP measures internally to evaluate our performance and in making financial and operational decisions. When viewed in conjunction with our GAAP results and the accompanying reconciliation, we believe that our presentation of these measures provides investors with greater transparency and a greater understanding of factors affecting our financial condition and results of operations than GAAP measures alone. In addition, we believe the presentation of these measures is useful to investors for period-to-period comparison of results because the items described below as adjustments to GAAP are not reflective of our core business performance. These financial measures are not in accordance with, or an alternative to, GAAP financial measures and may be different from non-GAAP measures used by other companies. We use these adjusted results because we believe they more clearly highlight trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures, since these measures eliminate from our results specific financial items that have less bearing on our core operating performance. We strongly recommend that investors review the GAAP financial measures and additional non-GAAP information included in our Quarterly Report on Form 10-Q, including our consolidated financial statements and the notes thereto.

Adjusted operating expenses, adjusted operating income, adjusted operating margin, adjusted net income attributable to ICE common stockholders, adjusted diluted earnings per share and adjusted free cash flow for the periods presented below are calculated by adding or subtracting the adjustments described below, which are not reflective of our cash operations and core business performance, and their related income tax effect and other tax adjustments (in millions, except for per share amounts):

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Adjusted Operating Income, Operating Margin and Operating Expense Reconciliation

(In millions)

(Unaudited)

	Exchanges Segment		Fixed Income and Data Services Segment		Mortgage Technology Segment		Consolidated

	Six Months Ended June 30,
	2025	2024	2025	2024	2025	2024	2025	2024
Total revenues, less transaction-based expenses	$2,782	$2,469	$1,193	$1,133	$1,041	$1,005	$5,016	$4,607
Operating expenses	707	682	734	711	1,057	1,085	2,498	2,478
Less: Amortization of acquisition-related intangibles	32	34	75	77	399	395	506	506
Less: Transaction and integration costs	—	—	—	—	41	51	41	51
Less: Regulatory matter	4	—	—	—	—	—	4	—
Less: Other	—	30	—	14	—	—	—	44
Adjusted operating expenses	$671	$618	$659	$620	$617	$639	$1,947	$1,877
Operating income/(loss)	$2,075	$1,787	$459	$422	$(16)	$(80)	$2,518	$2,129
Adjusted operating income	$2,111	$1,851	$534	$513	$424	$366	$3,069	$2,730
Operating margin	75%	72%	38%	37%	(2)%	(8)%	50%	46%
Adjusted operating margin	76%	75%	45%	45%	41%	36%	61%	59%

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Adjusted Operating Income, Operating Margin and Operating Expense Reconciliation

(In millions)

(Unaudited)

	Exchanges Segment		Fixed Income and Data Services Segment		Mortgage Technology Segment		Consolidated

	Three Months Ended June 30,
	2025	2024	2025	2024	2025	2024	2025	2024
Total revenues, less transaction-based expenses	$1,415	$1,246	$597	$565	$531	$506	$2,543	$2,317
Operating expenses	353	356	373	357	520	538	1,246	1,251
Less: Amortization of acquisition-related intangibles	16	15	37	39	200	198	253	252
Less: Transaction and integration costs	—	—	—	—	10	15	10	15
Less: Other	—	30	—	7	—	—	—	37
Adjusted operating expenses	$337	$311	$336	$311	$310	$325	$983	$947
Operating income/(loss)	$1,062	$890	$224	$208	$11	$(32)	$1,297	$1,066
Adjusted operating income	$1,078	$935	$261	$254	$221	$181	$1,560	$1,370
Operating margin	75%	71%	37%	37%	2%	(6)%	51%	46%
Adjusted operating margin	76%	75%	44%	45%	42%	36%	61%	59%

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Adjusted Net Income Attributable to ICE and Diluted EPS

(In millions)

(Unaudited)

	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Net income attributable to ICE	$1,648	$1,399
Add: Amortization of acquisition-related intangibles	506	506
Add: Transaction and integration costs	41	51
Add/(less): Litigation and regulatory matters	4	(160)
(Less)/add: Net (income)/loss from unconsolidated investees	(35)	45
(Less)/add: Fair value adjustments of equity investments	(2)	3
Add: Other	—	44
Less: Income tax effect for the above items	(130)	(125)
Add/(less): Deferred tax adjustments on acquisition-related intangibles	6	(35)
Adjusted net income attributable to ICE	$2,038	$1,728

Diluted earnings per share attributable to ICE common stockholders	$2.86	$2.43

Adjusted diluted earnings per share attributable to ICE common stockholders	$3.54	$3.00

Diluted weighted average common shares outstanding	576	575

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Adjusted Net Income Attributable to ICE and Diluted EPS

(In millions)

(Unaudited)

	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024
Net income attributable to ICE	$851	$632
Add: Amortization of acquisition-related intangibles	253	252
Add: Transaction and integration costs	10	15
(Less)/add: Net (income)/loss from unconsolidated investees	(6)	3
Less: Fair value adjustments of equity investments	(2)	—
Add: Other	—	37
Less: Income tax effect for the above items	(66)	(79)
Add: Deferred tax adjustments on acquisition-related intangibles	3	16
Adjusted net income attributable to ICE	$1,043	$876

Diluted earnings per share attributable to ICE common stockholders	$1.48	$1.10

Adjusted diluted earnings per share attributable to ICE common stockholders	$1.81	$1.52

Diluted weighted average common shares outstanding	575	575

13

Adjusted Free Cash Flow Calculation

(In millions)

(Unaudited)

	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Net cash provided by operating activities	$2,472	$2,205
Less: Capital expenditures	(145)	(133)
Less: Capitalized software development costs	(211)	(177)
Free cash flow	$2,116	$1,895
Less: Section 31 fees, net	(93)	(124)
Adjusted free cash flow	$2,023	$1,771

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About Intercontinental Exchange

Intercontinental Exchange, Inc. (NYSE: ICE) is a Fortune 500 company that designs, builds and operates digital networks that connect people to opportunity. We provide financial technology and data services across major asset classes helping our customers access mission-critical workflow tools that increase transparency and efficiency. ICE’s futures, equity, and options exchanges – including the New York Stock Exchange – and clearing houses help people invest, raise capital and manage risk. We offer some of the world’s largest markets to trade and clear energy and environmental products. Our fixed income, data services and execution capabilities provide information, analytics and platforms that help our customers streamline processes and capitalize on opportunities. At ICE Mortgage Technology, we are transforming U.S. housing finance, from initial consumer engagement through loan production, closing, registration and the long-term servicing relationship. Together, ICE transforms, streamlines and automates industries to connect our customers to opportunity.

Trademarks of ICE and/or its affiliates include Intercontinental Exchange, ICE, ICE block design, NYSE and New York Stock Exchange. Information regarding additional trademarks and intellectual property rights of Intercontinental Exchange, Inc. and/or its affiliates is located at https://www.ice.com/privacy-security-center/terms-of-use. Key Information Documents for certain products covered by the EU Packaged Retail and Insurance-based Investment Products Regulation can be accessed on the relevant exchange website under the heading “Key Information Documents (KIDS).”

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 - Statements in this press release regarding ICE's business that are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see ICE's Securities and Exchange Commission (SEC) filings, including, but not limited to, the risk factors in Intercontinental Exchange, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on February 6, 2025. We caution you not to place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of an unanticipated event. New factors emerge from time to time, and it is not possible for management to predict all factors that may affect our business and prospects. Further, management cannot assess the impact of each factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

SOURCE: Intercontinental Exchange

Category: Corporate

ICE-CORP

ICE Investor Relations Contact:

Katia Gonzalez

+1 678 981 3882

katia.gonzalez@ice.com

investors@ice.com

ICE Media Contact:

Rebecca Mitchell

+44 207 065 7804

rebecca.mitchell@ice.com

media@ice.com

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